Exhibit 99.1

NEWS RELEASE

Valvoline Inc. Announces Proposed Corporate Governance Enhancements

Valvoline’s Board of Directors unanimously recommends amendments to the Articles of Incorporation to significantly reduce and eventually eliminate supermajority voting requirements and further align the Company’s corporate governance with best practices

March 22, 2017

LEXINGTON, Ky. - Valvoline Inc. (the “Company”) (NYSE: VVV) today filed a preliminary proxy statement with the Securities and Exchange Commission for a special meeting of shareholders (the “Special Meeting”). The purpose of the Special Meeting is to consider and vote upon a proposal by the Company’s Board of Directors (the “Board”) to adopt amendments to Sections 5.04, 7.02 and 8.01 (collectively, the “Supermajority Voting Provisions”) of the Company’s Amended and Restated Articles of Incorporation (the “Articles”) that currently require the affirmative vote of the holders of at least 80% of the voting power of the then outstanding voting stock, voting together as a single class, to: (i) remove a director from the Company’s Board without cause; (ii) adopt, repeal, alter or amend any provision of the Company’s By-laws; and (iii) amend, alter, change, or repeal or to adopt any provision inconsistent with Article V (Board of Directors), Article VI (Shareholders), Article VII (Adoption, Amendment or Repeal of By-laws) and Article VIII (Adoption, Amendment or Repeal of Articles) of the Articles.

The Board unanimously recommends that the Company’s shareholders vote to approve and adopt amendments to the Articles that will eliminate the Supermajority Voting Provisions in a step-down process (such amendments, the “Supermajority Voting Amendments”).  If approved, the Supermajority Voting Amendments will (i) immediately reduce the current supermajority voting thresholds from 80% to 66⅔% for all of the Supermajority Voting Provisions upon the effectiveness of the amendments to the Articles (the “Amendment Effective Date”), which is expected to occur promptly after the Special Meeting, and (ii) on the third anniversary of the Amendment Effective Date, reduce the 66⅔% supermajority voting thresholds to simple majority voting thresholds for all of the Supermajority Voting Provisions.

Valvoline’s Board recognizes that Valvoline shareholders would benefit from a reduction of the current 80% supermajority voting thresholds as they pose a challenging threshold to effect certain changes should the shareholders deem it appropriate, particularly following the intended distribution by Ashland Global Holdings Inc. of its controlling ownership of Valvoline’s outstanding Common Stock to its shareholders. The Board therefore proposed the Supermajority Voting Amendments, which, if shareholders agree at the Special Meeting, will further align Valvoline’s corporate governance with best practices while maintaining corporate governance stability in the Company’s early days as a public company.

“The proposed amendments to our Articles underscore our Board’s ongoing commitment to high standards of corporate governance,” said Sam Mitchell, Valvoline’s Chief Executive Officer. ”The amendments will allow our shareholders to exercise greater influence over our corporate governance as we continue to grow our business. Ensuring that we maintain a sound corporate governance framework goes hand-in-hand with our efforts to build long-term shareholder value.”

About ValvolineTM

Valvoline Inc. (NYSE: VVV) is a leading worldwide producer and distributor of premium branded automotive, commercial and industrial lubricants, and automotive chemicals. Valvoline ranks as the #2 quick-lube chain by number of stores and #3 passenger car motor oil brand in the DIY market by volume in the United States. The brand operates and franchises more than 1,070 Valvoline Instant Oil Change℠ centers in the United States. It also markets ValvolineTM lubricants and automotive chemicals; MaxLifeTM lubricants created for higher-mileage engines, SynPowerTM synthetic motor oil; and ZerexTM antifreeze. Visit www.valvoline.com to learn more.

™ Trademark, Valvoline or its subsidiaries, registered in various countries
℠ Service mark, Valvoline or its subsidiaries, registered in various countries

Forward-Looking Statements

This news release contains forward-looking statements including within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical facts, contained in this news release, including statements regarding our industry, position, goals, strategy, future operations, financial position, revenues, estimated costs, prospects, margins, profitability, capital expenditures, liquidity, capital resources, dividends, plans and objectives of management are forward-looking statements. Valvoline has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. In addition, Valvoline may from time to time make forward-looking statements in its annual report, quarterly reports and other filings with the Securities and Exchange Commission (“SEC”), news releases and other written and oral communications. These forward-looking statements are based on Valvoline’s current expectations and assumptions regarding, as of the date such statements are made, Valvoline’s future operating performance and financial condition, including Valvoline’s separation from Ashland (the “Separation”), the expected timetable for Ashland’s potential distribution of its remaining Valvoline common stock to Ashland shareholders (the “Stock Distribution”) and Valvoline’s future financial and operating performance, strategic and competitive advantages, leadership and future opportunities, as well as the economy and other future events or circumstances. Valvoline’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: demand for Valvoline’s products and services; sales growth in emerging markets; the prices and margins of Valvoline’s products and services; the strength of Valvoline’s reputation and brand; Valvoline’s ability to develop and successfully market new products and implement its digital platforms; Valvoline’s ability to retain its largest customers; potential product liability claims; achievement of the expected benefits of the Separation; Valvoline’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Valvoline’s future cash flows, results of operations, financial condition and Valvoline’s ability to repay debt) and other liabilities; operating as a stand-alone public company; Valvoline’s ongoing relationship with Ashland; failure, caused by Valvoline, of Stock Distribution to Ashland shareholders to qualify for tax-free treatment, which may result in significant tax liabilities to Ashland for which Valvoline may be required to indemnify Ashland; and the impact of acquisitions and/or divestitures Valvoline has made or may make (including the possibility that Valvoline may not realize the anticipated benefits from such transactions or difficulties with integration).

These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this news release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although Valvoline believes that the expectations reflected in these forward-looking statements are reasonable, Valvoline cannot guarantee future results, level of activity, performance or achievements. In addition, neither Valvoline nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Valvoline or any other person that Valvoline will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date of this news release.

Other important factors that could cause actual results to differ materially from those contained in these forward-looking statements are discussed under “Use of estimates, risks and uncertainties” in Note 2 of Notes to Consolidated Financial Statements and in “Item 1A. Risk Factors” in Valvoline’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016, filed with the SEC, which is available on Valvoline’s website at http://www.valvoline.com or on the SEC’s website at http://www.sec.gov. Any references to our website are intended to be inactive textual references only, and information on Valvoline’s website is not incorporated into or a part of this news release. Except as required by law, Valvoline assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. All forward-looking statements attributable to Valvoline are expressly qualified in their entirety by these cautionary statements as well as others made in this news release and hereafter in our other SEC filings and public communications. You should evaluate all forward-looking statements made by us in the context of these risks and uncertainties.

TM Trademark, Valvoline or its subsidiaries, registered in various countries
SM Service mark, Valvoline or its subsidiaries, registered in various countries

FOR FURTHER INFORMATION:

Media Relations:
Valerie Schirmer
+1 (859) 357-3235 vschirmer@valvoline.com

Investor Relations:
Sean T. Cornett
+1 (859) 357-2798
scornett@valvoline.com